Exhibit (h)(9)

Exhibit A to the Amended and Restated Transfer Agent Servicing Agreement –

Innovator ETFs Trust

Funds with an expense cap structure

Innovator IBD® 50 ETF

Funds with a unitary fee structure

Innovator IBD® ETF Leaders ETF

Innovator IBD® Breakout Stocks ETF

Innovator Loup Frontier Tech ETF

Innovator U.S. Equity Buffer ETF – January

Innovator U.S. Equity Ultra Buffer ETF – January

Innovator U.S. Equity Power Buffer ETF – January

Innovator U.S. Equity Buffer ETF – February

Innovator U.S. Equity Ultra Buffer ETF – February

Innovator U.S. Equity Power Buffer ETF – February

Innovator U.S. Equity Buffer ETF – March

Innovator U.S. Equity Ultra Buffer ETF – March

Innovator U.S. Equity Power Buffer ETF – March

Innovator U.S. Equity Buffer ETF – April

Innovator U.S. Equity Ultra Buffer ETF – April

Innovator U.S. Equity Power Buffer ETF – April

Innovator U.S. Equity Buffer ETF – May

Innovator U.S. Equity Ultra Buffer ETF – May

Innovator U.S. Equity Power Buffer ETF – May

Innovator U.S. Equity Buffer ETF – June

Innovator U.S. Equity Ultra Buffer ETF – June

Innovator U.S. Equity Power Buffer ETF – June

Innovator U.S. Equity Buffer ETF – July

Innovator U.S. Equity Ultra Buffer ETF – July

Innovator U.S. Equity Power Buffer ETF – July

Innovator U.S. Equity Buffer ETF – August

Innovator U.S. Equity Ultra Buffer ETF – August

Innovator U.S. Equity Power Buffer ETF – August

Innovator U.S. Equity Buffer ETF – September

Innovator U.S. Equity Ultra Buffer ETF – September

Innovator U.S. Equity Power Buffer ETF – September

Innovator U.S. Equity Buffer ETF – October

Innovator U.S. Equity Ultra Buffer ETF – October

Innovator U.S. Equity Power Buffer ETF – October

Innovator U.S. Equity Buffer ETF – November

Innovator U.S. Equity Ultra Buffer ETF – November

Innovator U.S. Equity Power Buffer ETF – November

Innovator U.S. Equity Buffer ETF – December

Innovator U.S. Equity Ultra Buffer ETF – December

Innovator U.S. Equity Power Buffer ETF – December

Innovator U.S. Small Cap Power Buffer ETF – January

Innovator U.S. Small Cap Power Buffer ETF – April

Innovator U.S. Small Cap Power Buffer ETF – July

Innovator U.S. Small Cap Power Buffer ETF – October

Innovator Growth-100 Power Buffer ETF – January

Innovator Growth-100 Power Buffer ETF – April

Innovator Growth-100 Power Buffer ETF – July

Innovator Growth-100 Power Buffer ETF – October

Innovator International Developed Power Buffer ETF – January

Innovator International Developed Power Buffer ETF – April

Innovator International Developed Power Buffer ETF – July

Innovator International Developed Power Buffer ETF – October

Innovator Emerging Markets Power Buffer ETF – January

Innovator Emerging Markets Power Buffer ETF – April

Innovator Emerging Markets Power Buffer ETF – July

Innovator Emerging Markets Power Buffer ETF – October

Innovator 20+ Year Treasury Bond Floor 5 ETF – July

Innovator 20+ Year Treasury Bond Buffer 9 ETF – July

Innovator Double Stacker 9 Buffer ETF – October

Innovator Double Stacker ETF – October

Innovator Triple Stacker ETF – October

Innovator Double Stacker 9 Buffer ETF – January

Innovator Double Stacker ETF – January

Innovator Triple Stacker ETF – January

Innovator U.S. Equity Accelerated 9 Buffer ETF – April

Innovator U.S. Equity Accelerated ETF – April

Innovator U.S. Equity Accelerated ETF – Quarterly

Innovator Growth Accelerated ETF – Quarterly

Innovator U.S. Equity Accelerated Plus ETF – April

Innovator Growth Accelerated Plus ETF – April

Innovator U.S. Equity Accelerated 9 Buffer ETF – July

Innovator U.S. Equity Accelerated ETF – July

Innovator U.S. Equity Accelerated Plus ETF – July

Innovator Growth Accelerated Plus ETF – July

Innovator U.S. Equity Accelerated 9 Buffer ETF – October

Innovator U.S. Equity Accelerated ETF – October

Innovator U.S. Equity Accelerated Plus ETF – October

Innovator Growth Accelerated Plus ETF – October

Innovator U.S. Equity Accelerated ETF – Quarterly

Innovator Growth Accelerated ETF – Quarterly

Innovator Defined Wealth Shield ETF

Innovator S&P Investment Grade Preferred ETF

Innovator U.S. Equity Accelerated 9 Buffer ETF – January

Innovator U.S. Equity Accelerated ETF – January

Innovator U.S. Equity Accelerated Plus ETF – January

Innovator Growth Accelerated Plus ETF – January

Innovator Laddered Allocation Buffer ETF

Innovator Laddered Allocation Power Buffer ETF

Innovator Laddered Allocation Ultra Buffer ETF

Innovator Buffer Step-Up Strategy ETF

Innovator Power Buffer Step-Up Strategy ETF

Innovator Hedged TSLA Strategy ETF

Innovator Uncapped Accelerated U.S. Equity ETF

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Equity Managed Floor ETF